Exhibit 99.04



          Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Spectrum Organic Products, Inc. ("the Company") for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Robert B Fowles, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report presents fairly, in all material respects, the financial condition and results of operations of the Company.



                                            /s/  Robert B. Fowles
                                               --------------------------------
                                                 Robert B. Fowles
                                                 Chief Financial Officer
                                                 August 7, 2002